SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2011

NATIONAL INTELLIGENCE ASSOCIATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-163628	27-0310225
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1800 Ravinia Place Orland Park, IL 60462
(Address of principal executive offices)

(312) 775-9700
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo, Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

phone: 619.546.6100

fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

(1)The Carrillo Promissory Note

On June 27, 2011, National Intelligence Association, Inc., a Nevada corporation (the "Company") issued a twelve month, 10% Promissory Note (the “Carrillo Note”) to Mr. Luis Carrillo III (“Mr. Carrillo”) in the amount of two thousand dollars ($2,000) to evidence such funds previously loaned by Mr. Carrillo to the Company. The Carrillo Note is due on or before June 27, 2012.

The description of the Carrillo Note is a brief summary only and is qualified in its entirety by its respective terms set forth therein, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (the “Current Report”).

(2)The Carrillo Settlement Agreement

On July 7, 2011, the Company entered into a Settlement Agreement and General Mutual Release (the “Carrillo Settlement Agreement”) with Mr. Luis Carrillo III (“Holder”). Pursuant to the terms of the Carrillo Settlement Agreement, the Company issued 200,000 shares (the “Shares”) of its common stock to Holder for the cancellation of that certain Promissory Note issued by the Company in favor of the Holder on June 27, 2011 ( the “Carrillo Note”) to evidence funds previously loaned by the Holder. The Carrillo Note had a principal amount of $2,000 and accrued simple interest at a rate of 10% per annum and was due and payable on or before June 27, 2012.

The foregoing summary description of the terms of the Carrillo Settlement Agreement may not contain all information that is of interest. For further information regarding the terms and conditions of the Carrillo Settlement Agreement, reference is made to such Agreement, which is filed as Exhibit 10.2, hereto, and is incorporated by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Form 8-K related to the aforementioned Carrillo Promissory Note is incorporated herein by reference.

Item 3.02

Unregistered Shares Of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Carrillo Settlement Agreement is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Carrillo Promissory Note dated June 27, 2011.

10.2	Carrillo Settlement Agreement dated July 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INTELLIGENCE ASSOCIATION, INC

Dated: July 7, 2011	By:	/s/ James J. Miller
James J. Miller
Chief Executive Officer